Exhibit 99.1

   For Immediate Release

BROOKDALE APPOINTS MARK PARRELL AND LEE WIELANSKY TO BOARD OF DIRECTORS

Sandell Supports Board Actions to Enhance Shareholder Value;
 Agrees to Vote in Favor of Brookdale's Director Nominations at 2015 Annual Meeting

NASHVILLE, Tenn., April 24, 2015 -- Brookdale Senior Living Inc. (NYSE: BKD) today announced the appointments of Mark J. Parrell and Lee S. Wielansky to its Board of Directors as Class III directors.  The appointments of Messrs. Parrell and Wielansky, which became effective on April 23, 2015, fill the vacancies created by the retirements from the Board of Mark J. Schulte, who had previously served as CEO and Co-CEO of the Company and had served as a director since 2008, and Dr. Samuel Waxman, who had served as a director since 2005.  Following the changes, the Brookdale Board will remain comprised of nine directors, seven of whom are independent.

Mr. Parrell brings over 20 years of real estate, capital markets, mergers and acquisitions and investment experience to the Brookdale Board.  Since 1999, Mr. Parrell has worked at Equity Residential, an S&P 500 company focused on the acquisition, development and management of high quality apartment properties in top U.S. growth markets.  He was appointed Executive Vice President and Chief Financial Officer of Equity Residential in 2007 after previously serving as Senior Vice President and Treasurer of the company.  Mr. Parrell also served as a director of Aviv REIT, Inc., a publicly-traded healthcare REIT, from its initial public offering until it was acquired earlier this year.

Mr. Wielansky has more than 40 years of commercial real estate investment, management and development experience. In 1983, Mr. Wielansky co-founded Midland Development Group, which focused on the development of retail properties in the mid-west and southeast and which was sold to Regency Centers Corporation.  Subsequently, he has served as a Managing Director of Regency Centers Corporation and as the President and Chief Executive Officer of JDN Development Company, Inc., which was a wholly-owned subsidiary of JDN Realty Corporation, a REIT which was acquired by Developers Diversified Realty Corporation.  Since 2003, he has served as Chairman and CEO of the re-started Midland Development Group and he also currently serves as Chairman and CEO of Opportunistic Equities, which specializes in low income housing.  Mr. Wielansky currently serves as Lead Trustee of Acadia Realty Trust, a publicly-traded REIT focused on the ownership, acquisition, redevelopment and management of commercial retail properties in the United States, and as a director of Isle of Capri Casinos, Inc. and Pulaski Financial Corp.

"We are pleased to welcome Mark and Lee as new independent directors to the Brookdale Board," said Jeffrey R. Leeds, Brookdale's Chairman.  "Mark and Lee are both distinguished and highly respected executives with deep real estate and finance experience, and we look forward to benefitting from their expertise as we continue to evaluate the role of our significant owned real estate portfolio.  Our Board remains committed to creating value for our shareholders.  The addition of Mark and Lee, along with Bill Petty who joined the Board in December 2014, demonstrates our focus on continuing to evolve the overall skills and experience represented on the Board in order to support the management team in refining and executing the Company's strategy to create shareholder value."

Mr. Leeds continued, "On behalf of the entire Board of Directors, I want to express our sincere thanks to Mark Schulte and Sam Waxman for their years of service and dedication to Brookdale.  We are extremely grateful for the solid leadership they have provided and for their numerous contributions to the Company's growth and success, and wish them the best."

Jackie Clegg, Chair of the Nominating and Corporate Governance Committee of Brookdale's Board, added, "We have been engaged in the process of identifying new directors as part of our focus on ensuring that the Board has the appropriate balance of senior housing, real estate, finance, and operations experience.  As part of this process, the Committee previously identified and vetted Mr. Parrell.  The Committee also vetted the candidates nominated by Sandell Asset Management in March 2015 and determined that the appointment of Mr. Wielansky would further the Committee's objective to create the appropriate balance of experience on the Board."

Messrs. Parrell and Wielansky, along with William G. Petty, Jr. and James R. Seward, will comprise the Investment Committee of the Brookdale Board. The Investment Committee, with an updated charter, has been charged with overseeing and assisting the Board in its ongoing review of options to create value for shareholders, including those associated with the Company's real estate portfolio. As previously disclosed, the Board and the Investment Committee are being advised in this regard by Goldman, Sachs & Co., Bank of America, CS Capital Advisors and Skadden Arps.  Consistent with its record of transparency, the Company will continue to provide regular updates on its plans and progress in the normal course of shareholder communication.

Furthermore, after receiving feedback from numerous shareholders regarding the Company's change in control severance arrangements, the Board has approved amendments to the Company's existing severance arrangements with its senior executives that will provide additional benefits to the executives in the event of certain terminations.  These changes are intended to further align the senior executives' interests with those of the Company's shareholders, particularly in the context of a change in control.

In connection with today's Board actions, the Company also announced an agreement with Sandell Asset Management. Sandell has agreed to withdraw its notice of nomination and agreed to abide by certain customary standstill and voting provisions, including voting in favor of the three nominees to be recommended by the Board at the 2015 Annual Meeting.

Thomas Sandell, CEO of Sandell Asset Management, stated, "We are very pleased with the collaborative solution we were able to reach with Brookdale, and the ongoing commitment the Company has demonstrated towards enhancing shareholder value. The two new directors joining the Board and the Investment Committee bring the right range and depth of experience to help the Company continue to address its strategic, operational and corporate governance goals.  We look forward to ongoing dialogue with Brookdale's management and Board during this period of increased industry strategic activity and real estate values."

The agreement between Brookdale and Sandell will be filed in a Form 8-K with the Securities and Exchange Commission.

Mark J. Parrell
Mr. Parrell has served as the Executive Vice President and Chief Financial Officer of Equity Residential, the largest United States apartment real estate investment trust, since October 2007.  Mr. Parrell was Senior Vice President and Treasurer of Equity Residential from August 2005 to October 2007, and served in various roles in the company's finance group since September 1999.  He currently serves as the Chair of the Finance Committee of the National Multifamily Housing Council.  Mr. Parrell served as a director of Aviv REIT, Inc. from March 2013 until April 1, 2015.  Mr. Parrell holds a B.B.A. from the University of Michigan and a J.D. from the Georgetown University Law Center.

Lee S. Wielansky
Mr. Wielansky currently serves as Chairman and CEO of Midland Development Group, Inc., which was re-started in 2003 and focuses on the development of retail properties in the mid-west and southeast, and as Chairman and CEO of Opportunistic Equities, which specializes in low income housing.  Mr. Wielansky was previously President and CEO of JDN Development Company, Inc., which was a wholly-owned subsidiary of JDN Realty Corporation, a publicly-traded REIT with more than $1 billion in assets that was acquired by Developers Diversified Realty Corporation. Before joining JDN, he served as Managing Director – Investments of Regency Centers Corporation, a publicly-traded REIT and a leading owner, operator and developer of shopping centers in the United States.  Mr. Wielansky is Lead Trustee of Acadia Realty Trust, a publicly-traded REIT focused on the ownership, acquisition, redevelopment and management of commercial retail properties in the United States, and is a director of Isle of Capri Casinos, Inc. and Pulaski Financial Corp.  He also serves on the Foundation board of Barnes Jewish Hospital (BJC) and the Jewish Federation in St Louis.  Mr. Wielansky received a bachelor's degree in Business Administration, with a major in Real Estate and Finance, from the University of Missouri - Columbia.

About Brookdale Senior Living
Brookdale Senior Living Inc. is the leading operator of senior living communities throughout the United States. We are committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. Currently we operate independent living, assisted living, and dementia-care communities and continuing care retirement centers, with approximately 1,150 communities in 46 states and the ability to serve approximately 111,000 residents. Through our ancillary services program, we also offer a range of outpatient therapy, home health, personalized living and hospice services.

Safe Harbor
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements relating to strategic opportunities, refining and executing on our strategic plan, options and alternatives associated with our owned real estate portfolio, and creating shareholder value. These forward-looking statements are based on certain assumptions and expectations, and our ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Although we believe that expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance) debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; risks associated with regulatory oversight and approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; risks relating to the integration of Emeritus and the transactions with HCP, Inc., including in respect of unanticipated difficulties and/or expenditures relating to such transactions; the impact of such transactions on the Company's relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining, cost savings and synergies from such transactions; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this press release. We cannot guarantee future results, levels of activity, performance or achievements and we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Important Additional Information and Where to Find It
The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company's 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting"). The Company plans to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the 2015 Annual Meeting (the "2015 Proxy Statement").  STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants, none of whom, owns in excess of 1 percent of the Company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2014 Annual Meeting of Stockholders (the "2014 Proxy Statement"), filed with the SEC on June 6, 2014. To the extent holdings of the Company's securities by such potential participants have changed since the amounts printed in the 2014 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2015 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://www.brookdale.com) or by contacting Chad C. White by phone at (615) 221-2250, by email at cwhite@brookdale.com or by mail at Brookdale Senior Living Inc., Attn: Chad C. White, Senior Vice President, Co-General Counsel and Secretary, 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027.